UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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MAGIC LANTERN GROUP, INC. (Name of Registrant as Specified in its Charter) and (Name of Person(s) Filing Proxy Statement)

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MAGIC LANTERN GROUP, INC.

PROXY STATEMENT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

                You are cordially invited to attend the annual meeting of our shareholders. The accompanying proxy statement provides important information which you should read carefully. The record date for shareholders entitled to vote at the meeting is May 7, 2004. Information about the annual meeting and the proposal is summarized below.

Annual Meeting

Date: Time:	June 1, 2004 9:00 a.m.	Place:	The Harvard Faculty Club 20 Quincy Street Cambridge, Massachusetts 02138

Proposal to be Voted On

Item 1.   Election of Directors

By order of the Board of Directors April 29, 2004	Robert A. Goddard President & Chief Executive Officer

MAGIC LANTERN GROUP, INC.

General Information

Introduction

                This proxy statement was prepared by management of Magic Lantern Group, Inc., (the "Company"), and was first mailed to our shareholders on or about May 10, 2004. The purpose of this proxy statement is to solicit votes on the election of directors (the "Proposal") at the annual meeting on June 1, 2004 or any adjournment thereof. This proxy statement describes the Proposal and the reasons for its recommendation by our board of directors (the "Board"). The Proposal described in this proxy statement is the only matter to be voted on at the meeting.

Voting on the Proposal

                You can vote your shares if you hold them on the record date of May 7, 2004. On that date, there were 67,087,262 shares of our common stock outstanding. The election of the Company's directors requires a plurality of the votes cast in person or by proxy at the meeting.

                Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the accompanying proxy card and returning it in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as instructed on the card. If you do not indicate your vote on the Proposal, the proxyholders will vote in favor of the Proposal. You can change your vote any time before the annual meeting by returning a new proxy card or revoking a previously mailed proxy card by notice to the Company's secretary. Our address is Magic Lantern Group, Inc., 1075 North Service Road West, Suite 27, Oakville, Ontario, Canada, L6M 2G2, and our telephone number is (905) 827-2755. You can also attend the annual meeting and vote your shares in person, even if you have previously submitted a proxy card.

                We will hold the annual meeting on the scheduled date as long as holders of a majority of the shares entitled to vote return signed proxy cards or attend the meeting. We will count your shares toward this quorum requirement as long as we receive your signed proxy card, even if you vote to abstain on the Proposal or fail to vote. If your shares are held in "street name" by a broker, bank or other nominee, they should give you instructions for voting the shares. Usually, they will vote the shares on your behalf and at your direction. Your broker or other nominee may refrain from voting your shares held in its street name if you do not tell the nominee how to vote those shares. In that case, they will be treated as broker nonvotes. Any broker nonvotes will count for the quorum requirement but not for approval of the Proposal. See "Additional Information."

Voting by Affiliates

                Approximately 44.6% of our common stock outstanding on the record date is owned by Zi Corporation, and approximately 45.1% is held by Lancer Management Group II, LLC, Lancer Offshore, Inc., LSPV LLC and Omnifund Ltd. (the "Lancer Group"), which are related entities managed in receivership by Marty Steinberg. An additional 5% of our common stock outstanding on that date is held by our officers and directors. See "Principal Shareholders." Zi Corporation, and the Company's officers and directors have indicated that they intend to vote their shares for the approval of the nominees for director. Accordingly, presuming quorum is achieved, approval of the Proposal is virtually assured.

Forward Looking Statements

                This proxy statement includes forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") relating to matters such as anticipated operating and financial performance, business prospects, developments and results of the Company. Actual performance, prospects, developments and results may differ materially from anticipated results due to economic conditions and other risks, uncertainties and circumstances partly or totally outside the control of the Company, including fluctuations in market demand for products or services, changes in future cost of sales, performance risks and uncertainties in the availability and cost of capital. Words like "anticipate," "expect," "intend," "plan" and similar expressions are intended to identify forward looking statements, all of which are subject to these risks and uncertainties.

PROPOSAL - ELECTION OF DIRECTORS

                Seven directors are to be elected at the annual meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company's directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors.

                Howard Balloch, 51, was selected as a director of the Company in November 2002 in connection with the Company's acquisition of Magic Lantern Communications Inc. and its affiliates (the "Lantern Transactions"). Mr. Balloch was Canada's Ambassador to China for more than five years, retiring from the Canadian Foreign Service in August 2001. Mr. Balloch has served as a director of Zi Corporation and Chairman of its Oztime subsidiary since August 2001. Zi Corporation holds 45% of our outstanding shares following our acquisition of Magic Lantern form Zi Corporation.

                Richard Siskind, 56, joined the Company as President, Chief Executive Officer and director in May 1998 and served as President and Chief Executive Officer until the completion of the Company's acquisition of Magic Lantern. He has been in the apparel business for over 30 years, serving in a variety of roles and positions. By 1977, Mr. Siskind had assumed the position of president of David Small Industries, Inc. In 1982, he co-founded Apparel Exchange, Inc., an affiliated company. Both companies sold off-price men's, women's and children's apparel and reached sales aggregating over $100 million by 1989. Mr. Siskind sold both companies in 1989. In 1991, he founded R. Siskind & Co. He is a director, sole shareholder and chief executive officer of R. Siskind & Co., which is in the business of purchasing top brand name men's and women's apparel and accessories, and redistributing it to a global clientele of upscale off-price retailers.

                Michael R. Mackenzie, 46, has served as a director of the Company since November 2002, having also joined the Board in connection with Lantern Transactions. Mr. MacKenzie has been the Director General and Managing Partner of Champagne Jacquesson & Fils, Dizy since 1998. He. was the Director of Jefferies Pacific Limited, Hong Kong, from 1994 to 1997 and is the Chairman of Mayfair Cellars Group, London and of Tasmanian Vineyards Pty. Mr. MacKenzie has served as director of three of Zi Corporation's Bermuda subsidiaries since July 2000 and as a Director of The Lindsell Train Investment Trust PLC since 2000. Mr. MacKenzie has served as a director of Zi Corporation since June 2001.

                Michael Lobsinger, 52, has served as a director of the Company since November 2002, having also joined the Board in connection with Lantern Transactions. Mr. Lobsinger was chief executive officer of Zi Corporation from 1993 to 2002 and President of Zi Corporation from 1993 to 2000. Mr. Lobsinger has also served as a director of Zi Corporation since 1987. Prior to joining Zi Corporation, he was engaged in various entrepreneurial ventures in real estate development, mining projects and the oil and gas industry.  Mr. Lobsinger is currently Chairman of Zi corporation.

                Richard Geist, 59, has served on the Board since 2002. He is President of The Institute of Psychology and Investing, a management consulting firm he joined in 1994. He also publishes a micro-cap market newsletter, Richard Geist's Strategic Investing, and writes independent research reports for small and emerging companies. Dr. Geist serves as a Clinical Instructor in the Department of Psychiatry (Psychology) at Harvard Medical School and as a member of the Faculty of the Massachusetts Institute for Psychoanalysis. He is also a member of David Dreman's Institute of Psychology and Markets and Associate Editor of the Journal of Behavioral Finance. Dr. Geist received his undergraduate degree and Doctorate in Psychology from Harvard University.

                Stephen Encarnacao, 54, has served as a director of the Company since January 2003. Mr. Encarnacao is currently the Chief Marketing Officer of BrainShift Inc. His extensive background in brand and executive management in such well-known consumer products companies as H. J. Heinz, Synectics, Reebok International, Puma and Converse spans over three decades. He is a director and private investor in AirCardio Labs Inc, Blackburne Advanced Racquet Systems, Brand Leaders International.Ltd, Brainshift Inc. and Secure Enterprise Technology.

                Tammy Wentzel, 41, has served as a director since 2003. Ms. Wentzel has been a certified public accountant and has worked in such capacity at Denman & Co. LLP, Certified Public Accountants since 1983. Ms. Wentzel's practice focuses on accounting for companies in a variety of sectors based on generally accepted accounting principles (GAAP) and auditing based on generally accepted accounting standards (GAAS). Particularly, she is experienced in business tax matters and financial statement preparation. Ms. Wentzel has an Associate of Arts Degree in Accounting from AIB College of Business and is a member of the American Institute of Certified Public Accountants and The Iowa Society of Certified Public Accountants.

Additional Information about the Board

                Actions by the Board in 2003. During 2003, the Board took action, either at meetings or by consent, on a total of 7 occasions. Other than Michael MacKenzie, no current director who served in such capacity during 2003 has attended or participated in fewer than 75% of these meetings or action by consent.

                The Board has determined that each of Messrs. Geist, MacKenzie, Encarnacao, Siskind and Ms. Wentzel is independent as defined under the current listing standards of the American Stock Exchange. Due to a consulting relationship between the Company and Dr. Geist, which commenced on February 1, 2004, under current SEC and American Stock Exchange rules, Dr. Geist will cease to qualify as an independent director as of June 1, 2004.

                Committees and Committee Meetings. The Board has an Audit Committee and a Compensation Committee. Michael Lobsinger, Michael Mackenzie and Richard Siskind form the Compensation Committee. Stephen Encarnacao, Richard Geist and Tammy Wentzel form the Audit Committee. Due to a consulting relationship between the Company and Dr. Geist, which commenced on February 1, 2004, under current SEC and American Stock Exchange rules, Dr. Geist will cease to qualify as an independent director as of June 1, 2004. As of such date, an independent director will replace Dr. Geist on the Audit Committee. Under the terms of the consulting relationship Dr. Geist receives $5,000 per month for assistance to the Company in identifying and executing financing opportunities. The Board has also determined that at least one member of the Audit Committee meets financial literacy requirements and qualifies as a financial expert as defined under the Sarbanes-Oxley Act of 2002.

                The Audit Committee charter, detailing the responsibilities of the Audit Committee, is attached as Exhibit A to this proxy statement. The Compensation Committee Charter is attached as Exhibit B to this proxy.

                Compensation of Directors. During 2003 no compensation was paid to Board members except for 250,000 options issued to each of Stephen Encarnacao and Tammy Wentzel upon joining the Board. Ms. Wentzel's options vest over three years and are exercisable at $0.80. Mr. Encarnacao's options vest over three years and are exercisable at $1.31. Otherwise, no compensation was paid to directors of the Company during 2003. The Company reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

                Section 16(A) Beneficial Ownership Reporting Compliance Beneficial. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock ("Reporting Persons") to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. SEC regulations also require such persons to furnish the Company with copies of all such reports. Based solely on its review of copies of reports filed by Reporting Persons furnished to the Company, the Company believes that, except as set forth below, during 2003 its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. Due to administrative oversight and difficulties encountered with electronic EDGAR filing, during 2003 each of Robert A. Goddard, George Wright and Tammy Wentzel were late in filing one Form 3.

Executive Compensation

Compensation of Named Executive Officers

                The following table sets forth the total remuneration paid during the last three years to the chief executive officer and the Company's only other executive officer.
Summary Compensation Table
		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other(1)	Long Term Compensation Option/SAR Awards (#)	All Other Compensation
Robert A. Goddard(2) President & Chief Executive Officer	2003	$80,000	---	---	1,000,000(3)	---
George Wright Executive Vice-President and Chief Technology officer	2003	$95,820(4)	.	.	400,000	.
.	2002	$76,656(5)	.	.	---	.
.	2001	$73,462(6)	.	.	---	.
Dale Kearns (7) Acting Chief Financial Officer	2003	$32,500	.	.	75,000	.
Harvey Gordon (8) President and Chief Financial Officer	2003	$79,850(9)	---	---	--	---
	2002	$14,000(10)	---	---	500,000	---
(1) Perquisites and other benefits did not exceed 10% of any named officer's total annual salary.
(2) On July 31, 2003 Mr. Goddard was appointed Interim Chief Executive Officer and Acting Chief Financial Officer, and on November 3, 2003 was named Chief Executive Officer.

(3) 125,000 options vested November 3, 2003. 250,000 options will vest November 3, 2004, and 125,000 will vest May 3, 2006. An additional, 500,000 options have been issued and will vest upon certain performance related milestones set forth under the terms of the Company's Incentive Option Plan--see "Compensation Committee Report-Stock Options" All options awarded to Mr. Goddard carry an exercise price of $0.75. 250,000 options have been issued under the Company's 2002 Option Plan. 150,000 Options have been issued under the Company's Incentive Plan.

(4) Represents salary of CDN$125,000 reported in US dollars at an exchange rate of 1.3612 as reported by the Federal Reserve Bank of New York on April 23, 2004. Of the reported salary CDN$25,000 is paid as consulting fees to an entity controlled by Mr. Wright.

(5) Represents salary of CDN$120,000 reported in US dollars at an exchange rate of 1.3612 as reported by the Federal Reserve Bank of New York on April 23, 2004.
(6) Represents salary of CDN$115,000 reported in US dollars at an exchange rate of 1.3612 as reported by the Federal Reserve Bank of New York on April 23, 2004.
(7) Mr. Kearns acted as Acting Chief Financial Officer from January 1, 2003 through June 9, 2003. In connection with his position he was awarded options exercisable at $0.75.

(8) Mr. Gordon served as President and Chief Executive Officer from November 7, 2002 until July 31, 2003. From July 31, 2003 until October 30, 2003 Mr. Gordon was employed by the Company as consultant.

(8) For the period from January 1, 2003 until October 30, 2003.
(9) For the period from November 7, 2002 to December 31, 2002.

Stock Options

                Prior to our transaction with Alpha Omega Group in November 2002 (the "AOG Transaction"), we maintained four stock option plans adopted since 1994 ("Old Compensatory Plans"). Three of these are compensatory, designed to supplement or replace employee salaries and director fees with options for an aggregate of up to 2.2 million shares of the Company's common stock. The fourth such plan was adopted in connection with the 1998 change of control, which occurred as a result of the purchase by Richard Siskind of 1.9 million shares of common stock from the Company's original founders. As part of that transaction, Mr. Siskind granted options to the Company's founders to reacquire a total of 1.5 million shares from him at exercise prices ranging from $.50 to $1.50 per share (the "Founder's Options"), and the Company issued to Mr. Siskind options to purchase up to 1.5 million newly issued shares of common stock on the same terms as the Founders Options, exercisable only to the extent the Founders Options are exercised (the "Mirror Options"). Later that year, Founder's Options covering 1,350,000 shares of common stock were acquired from the holders by Jon Siskind, a former officer and director of the Company and the son of Richard Siskind.

                The Company implemented the Old Compensatory Plans to provide officers, key employees and directors an opportunity to acquire or increase their proprietary interests in the Company, adding to their incentive to contribute to its performance and growth. The exercise price for options granted under these plans was fixed by a Compensation Committee of the Board at 100% of the market price of the common stock on the date of the grant. Each option is exercisable for periods of up to ten years from the date of grant, or three months after termination of employment, with certain exceptions.

                Options granted under the Old Compensatory Plans covering a total of 1,877,000 shares of our common stock were outstanding prior to our transaction with AOG at exercise prices ranging from $.30 to $1.00 per share. As part of the AOG Transactions, the Board adopted a new plan (the "Replacement Option Plan"), providing for the exchange of each stock option then outstanding with a new option, exercisable for three years thereafter for the same number of shares at an exercise price of $.50 per share or the exercise price of the exchanged option, if less than $.50 per share. Because the AOG Transactions constituted a change of control triggering the immediate vesting of any unvested options under the terms of the Old Compensatory Plans, all of the replacement options vested immediately upon issuance. In June 2002, 170,000 options granted in connection with the AOG Transactions were exercised at a price of $.27 per share (Richard Siskind exercised 50,000 options and each of Beverly Roseman, Jon Siskind, and Neil Siskind exercised 40,000 options). The following table shows options issued under the Replacement Option Plan at the closing of the AOG Transactions in April 2002. Because the exercise prices of all the options exceeded the prevailing market prices for the common stock on the issuance date, no dollar value is presented for the listed options.

Grants under the Replacement Option Plan

		Old Options			Replacement Options
Name of Holder	Position	Number of Shares Covered	Exercise Price	Dollar Value	Number of Shares Covered	Exercise Price	Dollar Value

Richard Siskind	President	900,000	$ .75	$---	900,000	$ .50	$---
		400,000.81		---	400,000.50		---
		500,000(1)	1.50	---	500,000.50		---
		500,000(1)	1.00	---	500,000.50		---

(1) Represents Mirror Options, which are exercisable only to the extent of any exercise of the corresponding Founders Options. See "Background" above.

                During 2003, no options were granted under the Old Plans to the Company's named executive officers. The following table sets forth information as of December 31, 2003 on stock options held by the named executive officers under the Old Compensatory Plans. No dollar value is provided for options listed in the table since the exercise price of the options exceeded the market price for the common stock at year end.

Executive Officers

Robert A. Goddard-52, Mr. Goddard joined the Company on June 10, 2003 as Acting Chief Financial officer. On July 31, 2003 he was also appointed as Interim Chief Executive Officer. On November 3, 2003 he was named Chief Executive officer. He held his position as Acting Chief Financial Officer until April 15, 2004. Prior to joining the Company, Mr. Goddard was employed with LocatePLUS Holdings Corporation as CFO and Treasurer. From 1997 to 1999, Mr. Goddard was employed by Wang Healthcare Information Systems (which was spun out from Wang Global) and has held CFO positions with technology companies from 1991-1997. Mr. Goddard was granted a full academic scholarship and holds a BS/BA from Northeastern University and graduated from the Corporate Financial Management Program at the Harvard Business School.

George Wright- 60, George Wright has served as Chief Software Architect for Magic Lantern since 2000 and is responsible for the company's learning technology development and implementation. From 1992 through 1998, Mr. Wright was responsible for Magic Lantern's Sonoptic initiatives.

Before rejoining Magic Lantern in 2000, Mr. Wright spent two years as the CIO and Dean of Information Technology for the DeVRY Institute of Technology, Ontario.

Mr. Wright has extensive experience in educational television production, information technology development/management and public affairs. In 1986, Mr. Wright formed Les Productions PVF, a video production company serving corporate and educational clients in Ontario and Quebec, which he successfully operated until 1992. Prior to this, Mr. Wright served as vice president of external relations for the Canadian Life and Health Insurance Association, where he was responsible for all media, government and public relations activities. In addition, Mr. Wright has served as director of research and information for the Association of Canadian Distillers, as education officer and assistant branch director for the Ontario Ministry of Education as well as in teaching positions at the high school and post secondary levels.

Fluently bilingual, Mr. Wright holds a B.A. (English and Psychology) and M.A. (Modern Literature), both from the University of Western Ontario. He also holds an Ontario Teacher's Certificate from the University of Toronto.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

                The following table sets forth information relating to options exercised during the fiscal year ended December 31, 2003 and the year-end option values for the Named Executive Officers.

Aggregated Option Exercises In Last Fiscal Year
and Fiscal Year End Option Values
			Number of Unexercised Options at Year End	Value of Unexercised in-the-Money Options at Year End (1)
Name	Shares Acquired on Exercise	Value Realized

Robert A. Goddard	None	N/A	1,000,000	$240,000
George Wright	None	N/A	400,000	$96,000

(1) Calculated based on the December 31, 2003 closing price of the Common Shares on the American Stock Exchange of $0.99.

Management Agreements

                The Company entered into employment agreements with four executives of the Company and/or a subsidiary of the Company for a term of three years effective March 18, 2002, at annual base salaries aggregating approximately $263,000, $266,000, and $269,000 for each of the first three years of the contracts. In addition, these contracts provide for annual automobile allowances in the aggregate amount of approximately $22,000. The Company entered into an employment agreement with Robert A. Goddard, President and Chief Executive Officer, on November 3, 2003 for a term of three years. All contracts can be extended for an additional two years and may be terminated by either party upon 90 days written notice or at any time by the Company for cause.

                All contracts can be extended for an additional two years and may be terminated by either party upon 90 days written notice or at any time by the Company for cause.

Compensation Committee Interlocks and Insider Participation

                The Compensation Committee of the Board is responsible for evaluating compensation arrangements for all officers and key employees and for administering the Company's employee benefit plans. The Compensation Committee is comprised of Messrs. Lobsinger, Siskind and MacKenzie. Except for Mr. Siskind, who served as President and CEO of the Company prior to the Lantern Transactions, none of these directors has ever served as an officer of the Company or any of its subsidiaries or had any related party transactions with the Company in 2003.

Compensation Committee Report on Executive Compensation

                Compensation Policy. During 2003, the Company provided below market compensation for its CEO. Under our executive compensation structure, we provide below market salary to our CEO and provide incentive compensation to our other officers through stock option grants designed to attract and retain qualified executives with interests, as co-owners of the company, identical to those of its unaffiliated shareholders. The Board's objective, reflected in recommendations by the Compensation Committee, is to integrate these compensation components with the annual and long term performance of the company as well as the achievements and contributions of the individual executives. In this way, the Committee believes that the Company's compensation program enables it to balance the relationship between compensation and performance in the best interests of the shareholders.

                Stock Options. The Committee recommended that the management team added in 1998 receive option grants as the major or sole form of their compensation. In addition to the mirror options awarded to Richard Siskind, See- "Executive Compensation- Employee Benefit Plans", which are not compensatory, Richard Siskind was awarded compensatory options in 1998 to purchase 900,000 shares of common stock at an exercise price of $.75 per share and options to purchase 400,000 shares of common stock at an exercise price of $.8125 per share under a separate compensatory Plan. All of the options held by Richard Siskind prior to the Company's acquisition of Magic Lantern Communications, Ltd. were exchanged under the Replacement Option Plan (see "Executive Compensation") for an equal number of options with an exercise price of $.50. In connection with our acquisition of Magic Lantern Communications, Ltd. we agreed to create a new stock option plan authorizing the grant of options to purchase an aggregate of 4.5 million shares of our common stock, representing 6% of our common stock to provide performance incentives for incumbent management and employees of Magic Lantern, its parent company and its subsidiaries at the time of our acquisition of Magic Lantern Communications, Ltd.. Under this plan Howard Balloch, Michael MacKenzie, Michael Lobsinger, and Pierre Arbour were each awarded 250,000 options and Richard Geist and Richard Siskind were each awarded 200,000 options. In addition, Harvey Gordon was awarded 500,000 options and Dale Kearns was awarded 75,000 options under the plan. These latter options were cancelled in connection with their resignations from the Company. In November 2002 the shareholders of the Company approved, in connection with the acquisition of Magic Lantern Communications Ltd. ("Magic Lantern"), the 2002 Stock Option Plan (the "2002 Plan"), principally for the purpose of providing performance incentives for officers, directors and key employees of Magic Lantern and its affiliates. Under the 2002 Plan as originally proposed, all grants of options were to vest and be exercisable over a three-year period. Following the completion of the acquisition, the Committee recommended the 2002 Plan be amended to provide for performance vesting so that the options' value would be more closely tied to attainment of both Company and individual objectives set by the Committee. Consequently, the 2002 Plan was amended and restated, effective November 3, 2003, as the Magic Lantern Group, Inc. Amended and Restated 2002 Stock Incentive Plan (the "Incentive Plan"), to provide for the award of performance-based stock options and restricted stock under the Incentive Plan. The amended plan was approved by shareholders on November 3, 2003. The performance-based vesting provided for under the Incentive Plan is reflected in individualized Fixed Performance Option Agreements. In order to make the performance-based vesting meaningful, the maximum term of options was extended to seven years. The amended plan also permits the Committee to grant restricted stock, which awards may provide for vesting based on performance. The Incentive Plan does not require all options or restricted stock to have performance-based vesting, nor does it specify any particular performance standards.

                Conclusion. The Committee believes that the executive compensation policies implemented through its recommendations serve the interest of the Company's shareholders and the long range goals of the Company.

This report has been approved by the following
members of the Compensation Committee

Michael Lobsinger                 Michael MacKenzie                 Richard Siskind

Report of the Audit Committee

                The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

                The Audit Committee is responsible for overseeing management's financial reporting practices and internal controls. The Audit Committee operates pursuant to a charter, a copy of which is attached as Exhibit A to the Proxy Statement. The Audit Committee is comprised solely of directors who are independent within the meaning of current American Stock Exchange listing standards and applicable rules of the Securities and Exchange Commission and at least one of which also meets applicable financial literacy requirements.

                Management of the Company is responsible for the preparation and integrity of the Company's financial statements and has the primary responsibility for the Company's financial statements and the financial reporting process, including internal controls. Mahoney Cohen & Company CPA, P.C., the Company's independent accountants, is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

                In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's management and with Mahoney Cohen & Company CPA, P.C. The Audit Committee has also discussed with Mahoney Cohen & Company CPA, P.C. the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including, among other items, matters related to the conduct by the independent accountants of the audit of the Company's consolidated financial statements. The Committee has also received the written disclosures and correspondence from Mahoney Cohen & Company CPA, P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with Mahoney Cohen & Company CPA, P.C. matter relating to its independence from the Company.

                The Audit Committee recognizes that management and the Company's independent accountants have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices, than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and by the Company's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's accountants are in fact "independent."

                Based upon reviews and discussions described in this Report of the Audit Committee, and subject to the limitations on the role and responsibilities of the Committee described above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission.

                This report has been approved by the following members of the Audit Committee

                Richard Geist                 Tammy Wentzel                 Stephen Encarnacao

Fees Incurred for Services of Mahoney Cohen

                The following table sets forth the fees paid or accrued by the Company for professional services rendered by Mahoney Cohen & Company CPA, P.C. for the years ended December 31, 2003 and December 31, 2002:

Fee Category	2003	2002

Audit Fees	$98,206	$68,161
Audit-Related Fees	33,849	0
Tax Fees	14,660	11,886
All Other Fees	0	81,483

Total Fees	$146,715	$161,530

                Audit Fees were for professional services rendered for the audit of the Company's consolidated annual financial statements and review of its consolidated financial statements included in quarterly reports and services that are normally provided by Mahoney Cohen & Company in connection with statutory and regulatory filing or engagements.

                Audit-Related Fees in 2003 were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services consisted primarily of accounting consultations related to an acquisition of technology assets.

                Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning.

                All Other Fees were for services other than the services reported above. In 2003, these services consisted primarily of assistance in connection with the Company's compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. In 2003, these services consisted primarily of assistance in connection with the acquisition of Magic Lantern Communications.

COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

                The following table shows the amount of common stock beneficially owned as of April 15, 2004 by (1) each person who we know owns beneficially more than 5% of the common stock, (2) each director of the Company, (3) each named executive officer and (4) the directors and named executive officers as a group.

5% Shareholders	Address of 5% Beneficial Owners	Common Stock Beneficially Owned(1)	Percentage of Class(1)
Zi Corporation	Suite 2100, 840 7th Avenue SW, Calgary, Alberta, T2P 3G2	29,750,000	44.6%
Marty Steinberg(2)	1111 Brickell Avenue, Suite 2500 Miami, Florida 33131	30,166,400	45.1%
Named Executive Officers and Directors
Robert A. Goddard(3)		125,000	0
George Wright		250,000	0
Richard Geist(4)		250,000	Less than 1%
Howard Balloch(5)		250,000	Less than 1%
Michael R. MacKenzie(5)		250,000	Less than 1%
Michael Lobsinger(5)		250,000	Less than 1%
Stephen Encarnacao(5)		250,000	Less than 1%
Richard Siskind(6)		3,400,000	5.0%
All named executive officers and directors as a group (10 persons)		2,930,000	7.1%

     (1) Base upon 66,197,267 shares of Common Stock outstanding at May 7, 2004. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. Any securities not outstanding which are subject to options, warrants, rights or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Therefore, the percent of all outstanding shares reflected in the table is greater than 100%.

    (2) Marty Steinberg as receiver for Lancer Offshore Inc, and Lancer Partners LP pursuant to a proceeding captioned Securities and Exchange Commission v. Lauer et al., Case No. 03-80612-CIV-ZLOCH. Amounts listed in this table are those provided by Marty Steinberg and the Company makes no representations regarding the accuracy of such amounts.

    (3) On July 31, 2003 Mr. Goddard was appointed Interim Chief Financial Officer and Acting Chief Executive Officer, and on November 3, 2003 was named Chief Executive Officer.   Represents 125,000 options under the Company's Incentive Plan.

     (4) Represents options to purchase 50,000 shares under the Old Compensatory Plans and 200,000 shares under the 2002 Plan.

     (5) Represents options to purchase shares under the 2002 Plan.

     (6) Includes a total of 1,300,000 shares issuable upon the exercise of options vested under the Old Compensatory Plans and 200,000 shares issuable upon the exercise of options issued under the 2002 option plan. Excludes shares that may be purchased from Richard Siskind by Jon Siskind upon exercise of Founders Options and shares issuable to Richard Siskind upon exercise of the Mirror Options. See "Executive Compensation - Stock Options."

       (7) Represents 250,000 options issued under the Company's 2002 Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                On September 5, 2003 the Company issued a promissory note in the amount of CDN$500,000, along with detachable warrants providing for the purchase of up to 500,000 shares of common stock of the Company at an exercise price of $0.25, in consideration for CDN$500,000. The note and warrants were issued to Quarry Bay, Inc., an entity controlled by Michael Lobsinger, a director of the Company and the Chairman and a director of Zi Corporation, which holds 44.6% of the outstanding stock of the Company. The board reviewed the terms of the promissory note and warrants and believes that such terms were at least as favorable as could have been obtained by the Company from third parties.

                On February 1, 2004 the Company engaged Dr. Richard Geist, a director of the Company, as consultant to aid the Company in identifying and executing certain financing transactions. Dr. Geist receives $5,000 per month and the agreement is terminable at the will of the Company.

                On April 15, 2004 the Company executed a demand promissory note in the amount of $50,000 with Zi Corporation at a rate of twelve percentage points (12%) per annum. Management believes that such terms are at least as favorable as those which could be obtained by the Company from unrelated third parties.

                It is the Company's policy to structure any transactions with related parties only on terms that are no less favorable to the Company than could be obtained on an arm's length basis from unrelated parties.

ADDITIONAL INFORMATION

Proxy Materials and Periodic Reports

                We are currently subject to the informational requirements of the Exchange Act and file reports and other information with the SEC in accordance with those requirements. Our reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices. We file our periodic reports with the SEC electronically, and the SEC maintains a web site providing access to those materials at http://www.sec.gov.

                This proxy statement and related proxy card are being mailed to shareholders on or about May 10, 2004 Upon request, additional proxy materials will be furnished without cost to brokers and other nominees for forwarding to beneficial owners of shares held in their names. Upon request, we will also furnish beneficial owners with copies of our periodic reports incorporated by reference in this proxy statement. See "Incorporation of Documents by Reference."

Cost of Proxy Solicitation

                The cost of preparing and mailing this proxy statement to our shareholders is estimated at approximately $14,000. In addition to the use of the mails for distribution of this proxy statement, proxies for the Proposal may be solicited by our directors and officers, without additional compensation, by personal interview, telephone or otherwise.

Proposals by Shareholders

                We expect to hold our next annual meeting of shareholders during the second quarter of 2004. Any proposal that a shareholder wishes to present for consideration at the 2004 annual meeting must be received by the Company at its principal executive offices no later than December 31, 2004. This date will provide sufficient time for consideration of the proposal for inclusion in our proxy materials for that meeting. No such proposals were received with respect to the Annual Meeting scheduled for June 1, 2004.

                                                                                                                    By Order of the Board of Directors

                                                                                                                    Robert A. Goddard
                                                                                                                    President and Chief Executive Officer
Oakville, Ontario
April 29, 2004

EXHIBIT A

MAGIC LANTERN GROUP, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership.

The Audit Committee shall consist of no fewer than two members. The majority of the members of the Audit Committee must meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Accordingly, a majority of the members must be directors:

  Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

  Who do not receive any consulting, advisory or other compensatory fee from the Company, other than in the member's capacity as a member of the Board or any of its committees.

  Who are not an "affiliated person" (as defined by applicable law or regulation) of the Company or any subsidiary, other than as a member of the board or any of its committees.

  Who are financially literate or, to the extent permitted by applicable stock exchange listing standards, who become financially literate within a reasonable period of time after appointment to the Committee.

  In addition, at least one member of the Committee will have accounting or related financial management expertise and, to the extent practicable, be a "financial expert" (as that term is defined by the Securities and Exchange Commission (SEC)).

  Meetings

  The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

  Committee Authority and Responsibilities

  The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

  A1

  The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

  The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

  The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

  The Audit Committee, to the extent it deems necessary or appropriate, shall:

  Financial Statement and Disclosure Matters

    Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

    Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  Review and discuss reports from the independent auditors on:

              -        All critical accounting policies and practices to be used.

              -        All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

              -      Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

    Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  A2

    Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

    Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  Oversight of the Company's Relationship with the Independent Auditor

    Review and evaluate the lead partner of the independent auditor team.

    Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

    Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

    Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participate in any capacity in the audit of the Company.

    Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  Compliance Oversight Responsibilities

  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  Limitation of Audit Committee's Role

  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

  A3

  EXHIBIT B

  Magic Lantern Group, Inc.
  Compensation Committee
  of the Board of Directors

  Charter
   (As adopted by the Board of Directors
  of the Company on January 24, 2004)

  There shall be a committee of the Board of Directors (the "Board") of Magic Lantern Group, Inc. (the "Company") known as the Compensation Committee (the "Committee").

  I.     Purpose

  The Committee is appointed by the Board to oversee and advise the Board concerning the Company's compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans, and to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with all applicable rules and regulations.

  II.     Committee Membership

  The Committee shall consist of that number (not less than two) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board. All members of the Committee shall qualify as independent directors under applicable rules and regulations. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings for such purposes as the Committee deems appropriate.

  The Board shall appoint one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may fill a vacancy at any time.

  III.     Committee Meetings

  The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

  The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, such member is encouraged to request such participation.

  IV.     Committee Duties and Responsibilities

  The Committee shall have the following duties and responsibilities:

  1. To annually review, evaluate and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and determine the CEO's compensation levels based on this evaluation. In determining any long-term incentive component of CEO compensation, the Committee should

  B1

  consider factors that the Committee deems appropriate, including the Company's performance and relative shareholder return, the value of similar incentive awards provided to CEOs at comparable companies, and the awards given to the CEO in past years. The CEO may not be present at any meeting of the Committee at which the Committee deliberates or votes on the CEO's compensation.

  2. To annually review, evaluate and approve for the non-CEO executive officers of the Company (a) the annual base salary level, (b) the annual and/or quarterly incentive opportunity level, if any, (c) the long-term incentive opportunity level, if any, (d) employment agreements, severance arrangements, and change of control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental prerequisites and benefits. The CEO may be present at any meeting of the Committee at which the Committee deliberates or votes on executive compensation other than CEO compensation.

  3. To periodically review trends in management and Board compensation and the competitiveness of the Company's executive and director compensation programs (a) to ensure the attraction and retention of director and corporate officers; (b) to ensure the motivation of the executive officers to achieve the Company's bonus objectives; and (c) to align the interest of the Company's management with the short- and long-term interests of the Company and its shareholders.

  4. To review and approve the terms and conditions of the compensation and benefits packages for the Company's new executive officers.

  5. To annually review and evaluate and make recommendations to the Board with respect to the compensation plans, programs and policies applicable to the Company's executive officers and/or employees, including incentive-compensation plans, equity-based plans and severance plans, and the Committee shall evaluate and recommend to the Board all new incentive plans and major benefit programs.

  6. To evaluate annually and to recommend to the Board the appropriate level of compensation for Board and committee service by non-employee members of the Board.

  7. To administer and exercise all authority granted to, and perform all duties and responsibilities as may be assigned to, the administering committee under the terms of the Company's stock option plans and employee stock purchase plans, and shall be granted similar authority and perform similar duties and responsibilities under any additional stock option, stock purchase or similar incentive plans that may be established and approved by the Board.

  8. To oversee the evaluation of the Company's executive officers.

  9. To make regular reports to the Board as the Committee deems appropriate from time to time.

  10. To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  11. The Committee shall annually review its own performance.

  The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time and related to the purpose of the Committee.

  V.     Resources

  To the extent it deems necessary or appropriate, the Committee shall have the sole authority to retain (or terminate) any compensation consultant or expert and to obtain advice or assistance from outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such consultants and advisors retained by the Committee. The Committee shall have sole authority to approve any such consultant's or advisor's fees and other retention terms.

  VI.     Delegation of Authority

  The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee's minutes.

  B2

  VII.     Committee Evaluation

  The Board shall conduct an annual evaluation of the Committee.

  VIII.     Limitation on the Role of the Compensation Committee

  Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care of diligence that in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

  Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information and on the accuracy of the advice and information provided to the Company by such persons or organizations.

  IX.     Limitation on the Committee's Role

  The Board does, however, expect the Committee to exercise independent judgment in performing its duties and responsibilities. The Board also expects that the Committee will maintain free and open communications with the other directors and the management of the Company.

  B3

  ANNUAL MEETING OF STOCKHOLDERS OF

  MAGIC LANTERN GROUP, INC.

  June 1, 2004

  Please date, sign and mail
  your proxy card in the
  envelope provided as soon
  as possible.

  ↓Please detach along perforated line and mail in the envelope provided.↓

  ----------------------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
1. Election of Directors:
NOMINEES:
FOR ALL NOMINEES	O	Richard Geist
	O	Howard Balloch
WITHHOLD AUTHORITY	O	Michael R. MacKenzie
FOR ALL NOMINEES	O	Michael Lobsinger
	O	Stephen Encarnacao
FOR ALL EXCEPT	O	Tammy Wentzel
(See instructions below)	O	Richard Siskind

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date	Signature of Shareholder	Date

  Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  MAGIC LANTERN GROUP, INC.

       Proxy for the Annual Meeting of Stockholders

   June 1, 2004,
   The Harvard Faculty Club
  20 Quincy Street, Cambridge, Massachusetts 01238

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Robert A. Goddard and Howard Balloch, and each of them, with full power of substitution, as Proxies to vote the Common Stock of the undersigned at the aforementioned Annual Meeting, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as follows:

  (Continued and to be signed on the reverse side)